FIRST AMENDMENT TO AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES

Among

working interest, llc

(Mortgagor and Debtor)

And

texas capital bank, n.a.

 (Mortgagee and Secured Party)

For purposes of filing this instrument as a financing statement, the mailing address of Mortgagor/Debtor is 4040 broadway, suite 305, san antonio, texas 78209; the mailing address of Mortgagee/Secured Party is ONE RIVERWAY, SUITE 2100, HOUSTON, TEXAS 77056.

THIS INSTRUMENT AND/OR THE MORTGAGE INSTRUMENT IT AMENDS CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND COVERS FUTURE ADVANCES AND PROCEEDS. INTERESTS IN OIL, GAS, MINERALS AND OTHER AS-EXTRACTED COLLATERAL OR IN ACCOUNTS RESULTING FROM THE SALE THEREOF, WHICH ARE INCLUDED IN THE MORTGAGED PROPERTY, WILL BE FINANCED AT WELLHEADS LOCATED ON THE LANDS OR LANDS ASSOCIATED WITH PIPELINE DESCRIBED OR REFERRED TO IN EXHIBIT “A” HERETO.

PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY MAY BE OR MAY IN THE FUTURE BECOME AFFIXED TO THE LANDS OR LANDS ASOCIATED WITH PIPELINE DESCRIBED OR REFERRED TO IN EXHIBIT “A” HERETO.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT, OR TO THE INSTRUMENT IT AMENDS, TO THE EXTENT PERMITTED UNDER KANSAS LAW. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

THIS FINANCING STATEMENT IS TO BE FILED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS AND INDEXED AS BOTH A MORTGAGE AND A FINANCING STATEMENT.

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This instrument was prepared by Matthew D. Lea, PORTER HEDGES LLP, 1000 Main Street, 36th Floor, Houston, Texas 77002.

ATTENTION OF RECORDING OFFICER: This instrument and/or the mortgage instrument it amends is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of Mortgagor which are described, referred to, or referred to in the documents described in Exhibit “A” hereto and/or Exhibit “A” to the Mortgage (as defined below).

RECORDED DOCUMENT SHOULD BE RETURNED TO:

PORTER HEDGES LLP

1000 Main Street, 36th Floor

Houston, Texas 77002

Attn: Ephraim del Pozo

FIRST AMENDMENT TO AMENDED AND RESTATED MORTGAGE,

SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF

PRODUCTION AND REVENUES

This FIRST AMENDMENT TO AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES (this “First Amendment”) is executed as of the ___ day of December, 2012 (the “Effective Date”) by WORKING INTEREST, LLC, a Kansas limited liability company, whose mailing address is 4040 Broadway, Suite 305, San Antonio, Texas 78209 (“Mortgagor”), and TEXAS CAPITAL BANK, N.A., a national banking association, the banking quarters for which are in Texas, and the mailing address for which is One Riverway, Suite 2100, Houston, Texas 77056, as Collateral Agent (“Mortgagee”).

RECITALS

WHEREAS, Mortgagor, EnerJex Resources, Inc., EnerJex Kansas, Inc., DD Energy, Inc., EnerJex Resources, Inc., and Black Sable Energy, LLC, as Borrowers, and Mortgagee, as Administrative Agent, LC Issuer and a Bank, entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, in connection with the Credit Agreement, Mortgagor executed and delivered that certain Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues (“Original Mortgage”) dated October 3, 2011 in favor of Mortgagee, which Original Mortgage, has been recorded, among other places, as set forth on Exhibit “B” attached hereto; and

WHEREAS, Mortgagor and Mortgagee desire to amend the Original Mortgage to, among other things, (i) secure the payment of indebtedness owed or to be owing to Mortgagee by Mortgagor pursuant to the terms of the Credit Agreement, and (ii) amend Exhibit “A-1” to the Original Mortgage and thereby supplement the Original Mortgage by the inclusion of additional properties, all such properties to be a part of the Mortgaged Property (as defined in the Original Mortgage).

AGREEMENTS

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration received by each party hereto, the receipt and sufficiency of all of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree that the Mortgage is hereby amended as follows:

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1.             Amendments. Effective as of the Effective Date, Exhibit “A-1” to the Original Mortgage is hereby amended by adding thereto the properties described on Exhibit “A-1” to this First Amendment, which, together with all related real, personal and mixed property, shall become for all purposes part of the “Mortgaged Property” referred to in the Original Mortgage, and, to secure payment and performance of the Secured Indebtedness (as defined in the Original Mortgage) and the performance of the covenants and obligations contained therein and secured thereby, Mortgagor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER AND ASSIGN to the Mortgagee all liens, security interests, assignments and other rights in and to the Mortgaged Property (as added to the Original Mortgage by this First Amendment) to the fullest extent provided for in said Original Mortgage. The interests listed on Exhibit “A-1” to this First Amendment are in addition to, and not inclusive of, the interests listed on Exhibit “A-1” to the Original Mortgage.

2.             Restatement of Grants. To secure payment and performance of the Secured Indebtedness (as defined in the Original Mortgage) and the performance of the covenants and obligations contained therein and secured thereby, Mortgagor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER AND ASSIGN to Mortgagee all liens, security interests, assignments and other rights in and to the Mortgaged Property added to the Original Mortgage by this First Amendment to the fullest extent provided for in the Original Mortgage. In furtherance of this intent, the terms and provisions of Article I of the Original Mortgage are hereby incorporated into this instrument as if set out in their entirety herein, and are hereby ratified, confirmed and reasserted as to the Mortgaged Property described on Exhibit “A-1” hereto as herein amended and supplemented. The grant and assignment made in this Section 2 is in addition and supplementary to and not in lieu, derogation or replacement of the grant and assignment made in the Original Mortgage.

3.             Ratifications. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Mortgage and, except as expressly modified and superseded by this First Amendment, the terms and provisions of the Original Mortgage are ratified and confirmed and shall continue in full force and effect. By execution of this First Amendment, Mortgagor does hereby adopt, ratify and reaffirm, as of the date hereof, all of Mortgagor’s warranties, representations, and covenants set forth in the Original Mortgage and in the Credit Agreement. All representations, warranties and covenants of Mortgagor in the Original Mortgage (as amended by this First Amendment) are hereby repeated, remade and incorporated herein by this reference for the benefit of Mortgagee. All liens, security interests, assignments and other rights created by Mortgagor for the benefit of Mortgagee in or under the Original Mortgage are hereby extended, renewed and carried forward by this First Amendment and incorporated herein. Mortgagor and Mortgagee agree that the Original Mortgage, as modified hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms. Mortgagor and Mortgagee further agree that this First Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction.

4.             Addresses. For purposes of filing this First Amendment as an amendment to a financing statement, the addresses for Mortgagor, as the debtor, and Mortgagee, as the secured party, are as set forth hereinabove.

5.             Successors and Assigns. This First Amendment is binding upon Mortgagor and its successors and permitted assigns and shall inure to the benefit of Mortgagee and its successors and assigns. For the avoidance of doubt, Mortgagor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Mortgagee.

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6.             Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.             Governing Law. THE SUBSTANTIVE LAWS OF THE STATE OF KANSAS (AND WHERE APPLICABLE, THE UNITED STATES OF AMERICA) SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS FIRST AMENDMENT, UNLESS OTHERWISE SPECIFIED HEREIN OR UNLESS THE LAWS OF ANOTHER STATE SHALL MANDATORILY APPLY

8.             Multiple Counterparts. For the convenience of the parties, this First Amendment may be executed in multiple counterparts. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same First Amendment.

[Signature and Acknowledgment Pages Follow]

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Executed as of the date set forth in the notary block below but effective as of the Effective Date.

MORTGAGOR/DEBTOR:

WORKING INTEREST, LLC,
a Kansas limited liability company

By:
Robert G. Watson, Jr.
Chief Executive Officer

ACKNOWLEDGMENT

THE STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

The foregoing instrument was acknowledged before me on this ____________ day of December, 2012 by Robert G. Watson, Jr., as Chief Executive Officer of Working Interest, LLC, a Kansas limited liability company, on behalf of said limited liability company.

NOTARY PUBLIC, STATE OF TEXAS

Signature and Acknowledgment Page to First Amendment to to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues

MORTGAGEE/SECURED PARTY:

TEXAS CAPITAL BANK, N.A.,
a national banking association,
as Collateral Agent for the Secured Parties

By:
W. David McCarver IV
Senior Vice President

ACKNOWLEDGMENT

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This foregoing instrument was acknowledged before me on this  ____________ day of December, 2012 by W. David McCarver IV, as Senior Vice President of Texas Capital Bank, N.A., a national banking association, on behalf of said banking association.

NOTARY PUBLIC, STATE OF TEXAS

Signature and Acknowledgment Page to First Amendment to to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues

EXHIBIT “A”

TO

first AMENDMENT TO amended and restated MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES

(Oil and Gas Properties)

A-1

EXHIBIT “B”

TO

first AMENDMENT TO amended and restated MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES

RECORDING SCHEDULE

STATE	COUNTY/ PARISH	DOCUMENT	RECORDING DATA
Kansas	Anderson	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from Working Interest, LLC to Texas Capital Bank, N.A. dated 10/3/11	10/11/11 Book 245/Page 28

	Douglas	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from Working Interest, LLC to Texas Capital Bank, N.A. dated 10/3/11	10/13/11 Book 1079/Page 797

	Franklin	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from Working Interest, LLC to Texas Capital Bank, N.A. dated 10/3/11	10/13/11 #3451 Book 507/Page 665

	Johnson	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from Working Interest, LLC to Texas Capital Bank, N.A. dated 10/3/11	10/27/11 #20111027-0009408

	Linn	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from Working Interest, LLC to Texas Capital Bank, N.A. dated 10/3/11	10/13/11 Book 431/Page 596

[End of Exhibit “B”]

B-1